SUBJECT:	Rule 10f-3 Report


The following funds purchased
 securities and complied with
the provisions of Rule 10f-3.



Salomon Brothers Variable
Capital Fund
Salomon Brothers Variable
Investors Fund
Salomon Brothers Variable
Small Cap Growth Fund

10f-3 REPORT

SALOMON BROTHERS
VARIABLE CAPITAL FUND
September 1, 2001 through
December 31, 2001

Issuer: AMN Healthcare Ser.
Trade Date: 11/12/01
Seller Dealer: Banc of America
Purchase Amount: $8,500
Price: $17.00
% of Issue (1): 0.05A

Issuer: Aramak Worldwide
Trade Date: 12/10/01
Seller Dealer: Goldman Sachs
JP Morgan, Morgan Stanley
Dean Witter
Purchase Amount: $391,000
Price: $23.00
% of Issue (1): 0.47B

Issuer: Netscreen Technologies
Trade Date: 12/11/01
Seller Dealer: Goldman Sachs
Purchase Amount: $12,800
Price: $16.00
% of Issue (1): 0.08C

Issuer: Prudential Financial
Trade Date: 12/12/01
Seller Dealer: Goldman Sachs
Prudential
Purchase Amount: $332,750
Price: $27.50
% of Issue (1): 0.21D


(1) Represents purchases by all
affiliated funds; may not exceed
25% of the offering.

A- A total of 5,300 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $90,100.
B - A total of 141,000 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $3,243,000.
C - A total of 8,200 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $131,200.
D - A total of 234,400 shares
was purchased by funds in the
Salomon Brothers complex for
an aggregate purchase price of
$6,446,000.

10f-3 REPORT

SALOMON BROTHERS VARIABLE
SMALL CAP GROWTH FUND
September 1, 2001 through
December 31, 2001

Issuer: AMN Healthcare Ser.
Trade Date: 11/12/01
Seller Dealer: Banc of America
Purchase Amount: $1,700
Price: $17.00
% of Issue (1): 0.05A

Issuer: Weight Watchers
Trade Date: 11/14/01
Seller Dealer: CS First Boston
Purchase Amount: $84,000
Price: $24.00
% of Issue (1): 0.41B

Issuer: Netscreen Technologies
Trade Date: 12/11/01
Seller Dealer: Goldman Sachs
Purchase Amount: $1,600
Price: $16.00
% of Issue (1): 0.08C


(1) Represents purchases by all
affiliated funds; may not exceed
25% of the offering.

A - A total of 5,300 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $90,100.
B - A total of 72,000 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $1,728,000.
C - A total of 8,200 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $131,200.







10f-3 REPORT

SALOMON BROTHERS VARIABLE
INVESTORS FUND
September 1, 2001 through
December 31, 2001

Issuer: Prudential Financial
Trade Date: 12/12/01
Seller Dealer: Goldman Sachs,
Prudential
Purchase Amount: $594,000
Price: $27.50
% of Issue (1): 0.21A


(1) Represents purchases by all
affiliated funds; may not
exceed 25% of the offering.

A - A total of 234,400 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $6,446,000.



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